                                                                    Exhibit 4.17

                            THIRTEENTH AMENDMENT TO
                      SECURED TERM LOAN, REVOLVING CREDIT
                          AND LINE OF CREDIT AGREEMENT
                      -----------------------------------

        THIS THIRTEENTH AMENDMENT (this "Amendment") made as of the 31st day of May, 1995 by and between TUSCARORA INCORPORATED, a Pennsylvania corporation (the "Company"), and MELLON BANK, N.A., a national banking association (the "Bank");

                              WITNESSETH:

        WHEREAS, the Company and the Bank entered into a Secured Term Loan, Revolving Credit and Line of Credit Agreement dated July 27, 1983 (herein, as the same has heretofore been supplemented and amended by the First Amendment dated September 4, 1984, the Second Amendment dated October 2, 1985 (the "Second Amendment"), the Third Amendment dated as of January 30, 1987 (the "Third Amendment"), the Fourth Amendment dated as of August 31, 1987, the Fifth Amendment dated as of February 29, 1988 (the "Fifth Amendment"), the Sixth Amendment dated as of August 1, 1989, the Seventh Amendment dated as of May 31, 1990, the Eighth Amendment dated as of August 1, 1991, the Ninth Amendment dated as of December 18, 1991 (the "Ninth Amendment"), the Tenth Amendment dated as of August 18, 1992 (the "Tenth Amendment"), the Eleventh Amendment dated as of February 26, 1993 (the "Eleventh Amendment"), and the Twelfth Amendment dated as of June 30, 1994, the "Agreement") (except where separate references are made to the Agreement as executed on July 27, 1983 or to one of the Amendments enumerated herein) whereby the Bank has extended credit to the Company;

        WHEREAS, there is currently outstanding a Revolving Credit Loan facility with a conversion date of January 31, 1997, when the facility is scheduled to convert to a term loan;

        WHEREAS, the parties wish to extend said conversion date to January 31, 1998 and to make a corresponding change in the maturity date of the term loan to January 1, 2003;

        WHEREAS, the Company has also requested an increase from $12,000,000 to $14,000,000 in availability under the Revolving Credit Note; and

        WHEREAS, the Bank has agreed, effective June 30, 1995, to extend an additional term loan to the Company in the principal amount of $12,000,000;

PI1-520998.5

        NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, and intending to be legally bound hereby, the parties hereby agree as follows:

        1. DEFINITIONS. Capitalized words and terms which are defined in the Agreement are herein used as therein defined, unless provision is made herein to the contrary. Certain definitions provided in the Agreement are, however, modified as follows:

                "AGREEMENT" shall have the meaning ascribed to such term in the first recital of this Thirteenth Amendment.

                "COMMITMENT" shall mean the face principal amount of the Revolving Credit Loan as the same may be amended from time to time.

                "CONVERSION DATE" shall, effective June 30, 1995, mean January 31, 1998.

                "EBIT" shall mean with respect to any person for any period net income before the payment or deduction of interest expense and income taxes MINUS, to the extent included in the calculation of net income, extraordinary gains, in each case of such person for such period, computed and calculated on a consolidated basis in accordance with GAAP.

                "EXPIRATION DATE" shall mean the earlier of (i) January 31, 1998 or (ii) the date on which the Commitment is terminated pursuant to subsection 2(e)(ii) of the Second Amendment.

                "INTEREST COVERAGE RATIO" shall mean for any period the ratio computed by dividing EBIT by Interest Expense.

                "INTEREST EXPENSE" shall mean for any period the amount of interest accrued on indebtedness during such period, including, without limitation, all interest required under GAAP to be capitalized during such period.

                The phrases "HEREIN", "HEREOF", and "HEREUNDER" and the like shall mean this Thirteenth Amendment as a whole and not any particular section or other subdivision.

        2. REVOLVING CREDIT LOAN/ADDITIONAL TERM LOAN.

                (a) REVOLVING CREDIT FACILITY; CONVERSION. As set forth in the Revolving Credit Note, subject to the terms and conditions of the Agreement, availability under the Revolving Credit Note shall be, effective June 8, 1995, and shall continue to be in the principal amount of $14,000,000.


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

        Effective June 30, 1995, the Revolving Credit Loan shall be converted to a term loan on January 31, 1998.

                (b) REVOLVING CREDIT NOTE. In view of the amendments to the terms "Conversion Date" and "Expiration Date" made in Section 1 of this Amendment and the increase in the Commitment made in subsection (a) of this Section 2, the Revolving Credit Note shall be amended and restated, effective June 8, 1995, in the form attached as Exhibit A to this Amendment (the Revolving Credit Note").

                (c) ADDITIONAL TERM LOAN. In view of the change of the Conversion Date, effective June 30, 1995, to January 31, 1998, the repayment terms of the term loan to be extended on the Conversion Date are hereby amended, effective June 30, 1995, to provide that the principal amount of such term loan shall be repaid in 20 equal quarterly installments of principal, due and payable on the first day of each January, April, July and October of each year, commencing on April 1, 1998 and ending on January 1, 2003, each in an amount equal to one-twentieth of the original principal amount thereof, together with interest on each such date at one or more of the rates provided for in a Supplement to Conversion Note in the form attached as Exhibit B to this Agreement, which supplement to Conversation Note would be attached to and become a part of a promissory note evidencing the obligation to repay the term loan to be extended on the Conversion Date.

                (d) EFFECT OF AMENDMENTS. The terms and conditions of the Revolving Credit Loan provided for in the Agreement, are hereby confirmed, except to the extent modified by the foregoing provisions of this Section 2.

        3. TERM LOAN NO. 10.

                (a) TERM LOAN. Subject to the terms and conditions of the Agreement and in reliance upon the representations, warranties and covenants contained therein, the Bank shall make Term Loan No. 10 to the Company on the date when the conditions precedent thereto stated in
        Section 8 hereof are satisfied, but in no event before June 30, 1995 (for purposes of Term Loan No. 10, the "Closing Date") in the principal amount of Twelve Million Dollars ($12,000,000). The principal amount of Term Loan No. 10, which shall be evidenced by a term note in the form of Exhibit C hereto ("Term Note No. 10"), shall be payable in 40 quarterly installments of Three Hundred Thousand Dollars ($300,000) each, together with interest at the rate provided for in Term Note No. 10, commencing on October 1, 1995 and continuing on the first day of each January, April, July, and October thereafter until July 1, 2005.

                (b) INTEREST/INTEREST RATE OPTIONS. Interest shall accrue upon the unpaid principal balance of Term Loan No. 10 commencing on the date of the making of such Loan and shall be payable in accordance with the terms of this Amendment. The Company agrees to pay interest upon such unpaid principal balance of Term Loan No. 10 from time to time in accordance with the provisions of the Supplement to Term Note No. 10 which is attached to Term Note No. 10 and incorporated by reference therein.

        4. MORTGAGES AND SECURITY INTERESTS/CROSS COLLATERAL.

        Upon the execution and delivery of this Thirteenth Amendment, all obligations of the Company to the Bank arising hereunder shall be secured by the liens and security interests granted to the Bank pursuant to Section 2.17 of the Agreement, Section 5 of the First Amendment and subsection 8(d) of the Third Amendment, as amended by Section 2 of the Ninth Amendment, except to the extent that such liens and security interests have been released. All indebtedness of the Company to the Bank whether now outstanding or arising hereafter shall be secured by the security interests and liens granted in the documents described in the immediately preceding sentence, as described in greater detail in subsection 5(b) hereof.

        5. REPRESENTATIONS AND WARRANTIES.

        (a) CONFIRMATION OF REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Company in sections 3.01 - 3.11, inclusive, of the Agreement are confirmed and ratified as if stated herein in their entirety, except to the extent that such representations and warranties are modified herein for purposes of this Thirteenth Amendment, as follows: references to the Agreement in Article III of the Agreement shall be deemed to include this Thirteenth Amendment.

        (b) MORTGAGES AND SECURITY INTERESTS. The Company represents and warrants that the liens and security interests granted to the Bank pursuant to
Section 2.17 of the Agreement, Section 5 of the First Amendment and subsection 8(d) of the Third Amendment, as amended by Section 2 of the Ninth Amendment, shall, except to the extent that such liens and security interests shall have been released, secure, inter alia, the obligations of the Company arising under the Agreement. The obligations of the Company arising pursuant to this Thirteenth Amendment shall constitute "Debt" as defined in:

                (i) the mortgages described in subsection 2.17(i) of the Agreement, except to the extent such mortgages have been released;


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

                (ii) the Deed to Secure Debt and the Deed of Trust; and

                (iii) the First Security Agreement.

        The definition of "Debt" in each of the documents described in this subsection 5(b) is hereby amended to include all indebtedness of the Company arising under the Agreement including without limitation the Debt arising pursuant to this Thirteenth Amendment.

        6. COMMITMENT FEES. Section 2.(e)(i) of the Second Amendment, as previously amended by the Fifth Amendment, the Tenth Amendment and the Eleventh Amendment, is, effective June 30, 1995, hereby amended and restated in its entirety as follows:

                The Company agrees to pay the Bank, as a consideration for its Commitment hereunder, a Commitment Fee calculated at the rate of 1/8 of 1% per annum (based on a year of 365 or 366 days, as the case may be) from the date hereof until and including the Expiration Date on the average daily unborrowed principal amount of the Bank's Commitment hereunder.

        7. COVENANTS.

                (a) Section 5.01(g) of the Agreement is amended to add the following proviso at the end of that Section:

        "; provided, however, that nothing in this Section 5.01(g) will prohibit a transaction otherwise permitted by Section 5.02(h) of this Agreement."

                (b) Section 5.02(i) of the Agreement is deleted in its entirety and replaced with the following new covenant:

        "(i) CAPITAL EXPENDITURES. Make or commit to make, or permit any Subsidiary to make or commit to make, any Capital Expenditures in any fiscal year aggregating more than the sum of (i) $25,000,000 plus
        (ii) the proceeds of capital assets disposed of pursuant to Section 5.02(g) of this Agreement if equivalent amounts have been applied to the purchase of new capital assets."

                (c) Section 5.02(b) of the Agreement is deleted in its entirety and replaced with the following new covenant:


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
        "(b) Interest Coverage Ratio. Permit the Interest Coverage Ratio, measured at the end of any fiscal quarter for the then most recent four fiscal quarters, to be less than 3.0:1."

                (d) Section 5.02(c) of the Agreement is amended to add new subsections (9) - (11) as follows:

        "(9) Indebtedness in respect of Tuscarora Limited's obligations to Mellon Europe Limited and to the Bank;

        (10) Indebtedness in respect of the Company's obligations to the Bank and to Mellon Europe Limited pursuant to Guarantee and Suretyship Agreements in favor of the Bank and Mellon Europe Limited, to be executed by the Company, in form and substance satisfactory to the Bank, as the same may be amended from time to time.

        (11) Indebtedness in respect of the Company's earnout obligations to Styro-Molders Corporation under the Agreement, dated March 21, 1994, between the Company and Styro-Molders Corporation."

                (e) Section 5.02(f) of the Agreement, as amended by the Ninth Amendment, is hereby deleted and shall have no further force or effect.

                (f) Section 5.02(g) of the Agreement is deleted in its entirety and replaced with the following new covenant:

             "(g) sell, assign, lease, transfer or otherwise dispose of, or permit any Subsidiary to sell, assign, lease, transfer or otherwise dispose of, voluntarily or involuntarily, any of its capital assets (consisting of property, plant and equipment) during any fiscal year except for dispositions of capital assets in the ordinary course of business or dispositions of capital assets no longer useful in its business; provided, that during such fiscal year an amount equal to the proceeds of such dispositions is applied to (i) the purchase of new capital assets useful in the business of the Company or a Subsidiary or (ii) the outstanding balance of any Term Loan or, if all Term Loans have been repaid in full, to the outstanding principal balance of the Revolving Credit Loan."

                (g) Section 11(b) of the Third Amendment is hereby deleted and shall have no further force or effect.


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

        8. CONDITIONS PRECEDENT. The conditions precedent to the effectiveness of this Amendment are as follows:

                (a) a duly executed Revolving Credit Note in the form of Exhibit A hereto together with the Supplement thereto shall have been delivered to the Bank;

                (b) a duly executed Term Note No. 10 in the form of Exhibit B hereto together with the Supplement thereto shall have been delivered to the Bank;

                (c) the representations and warranties of the Company contained in the Agreement shall be true and no Event of Default shall have occurred and no condition or event shall have occurred or existed which would, after notice or lapse of time or both constitute such an Event of Default;

                (d) there shall have been delivered to the Bank copies of all documents evidencing corporate action taken by the Company relative to this Thirteenth Amendment and the transaction contemplated hereby in form and scope satisfactory to the Bank and special counsel for the Bank, certified by the Secretary or an Assistant Secretary of the Company;

                (e) there shall have been delivered to the Bank certificates, signed by the Secretary or an Assistant Secretary of the Company, certifying as to the name of the officer or officers of the Company authorized to sign this Thirteenth Amendment and the other documents delivered hereunder and as to the specimens of the true signatures of such officer or officers, on which the Bank may rely conclusively; and

                (f) all details and proceedings in connection with this Thirteenth Amendment shall be satisfactory in form and substance to the Bank and its special counsel and there shall have been delivered to the Bank and its special counsel counterpart originals, certificates or other copies of such documents and proceedings in connection therewith and in such quantities as the Bank or its special counsel may reasonably request.

        9. EXECUTION AND VALIDITY. The references to documents in Section 3.02 of the Agreement shall be deemed to include this Thirteenth Amendment in addition to the other documents described therein.


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

        10. MISCELLANEOUS.

                (a) RATIFICATION. Except as provided otherwise or modified herein, the terms and provisions of the Agreement are ratified and confirmed.

                (b) NO WAIVER. The execution of this Thirteenth Amendment and the consummation of the transactions contemplated hereby shall not be deemed to constitute (i) a waiver by the Bank of any Event of Default or event which with the passage of time or notice would constitute an Event of Default under the Agreement or (ii) a waiver by the Bank of any existing breach or violation of any warranty or covenant by the Company under the Agreement.

        WITNESS the due execution hereof as of the day and year first above written.

ATTEST:                                     TUSCARORA INCORPORATED

By: /s/ BRIAN C. MULLINS                    By:  /s/ JOHN P. O'LEARY, JR.
   -----------------------------                ----------------------------

Title: Vice President & Treasurer           Title: President & CEO
       --------------------------                  -------------------------

[Corporate Seal]


                                            MELLON BANK, N.A.


                                            By: /s/ JOHN R. COOPER
                                               -----------------------------
                                                Vice President


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

                                  EXHIBIT A



                             TUSCARORA INCORPORATED
                             Revolving Credit Note
                             ----------------------

$14,000,000                             Pittsburgh, Pennsylvania
                                        June 8, 1995

        On January 31, 1998, for value received, the undersigned, TUSCARORA INCORPORATED, a Pennsylvania corporation and the successor by change of name to Tuscarora Plastics, Inc., (herein called the "Company"), hereby promises to pay to the order of MELLON BANK, N.A. (the "Bank") the principal sum of Fourteen Million Dollars ($14,000,000) or the aggregate unpaid amount of the Revolving Credit Loan (as that term is defined in the Agreement referred to below) made by the Bank to the Company pursuant to said Agreement, whichever is less, together with interest on the unpaid balance of said principal sum from time to time outstanding from the date hereof payable in accordance with the Supplement to Revolving Credit Note which is attached hereto and incorporated by reference herein.

        If any payment of principal or interest on this Note shall become due on a day which is not a business day, such payment shall be made on the next succeeding business day and such extension of time shall in such case be included in computing interest in connection with such payment.

        Payments of both principal and interest are to be made at the office of the Bank at Mellon Square, Pittsburgh, Pennsylvania, in lawful money of the United States of America and in immediately available funds.

        This Note is the "Revolving Credit Note" referred to in, is entitled to the benefits of, and is subject to the provisions of, the Secured Term Loan, Revolving Credit and Line of Credit Agreement, dated July 27, 1983, by and between Tuscarora Plastics, Inc. and Mellon Bank, N.A., as amended (the "Agreement"), which Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, and also for prepayments on account of principal hereof prior to maturity upon terms and conditions therein specified.

        This Revolving Credit Note evidences a continuing, pre-existing debt. It is not intended as a novation of such debt, and neither delivery of this promissory note to the Bank nor the Bank's surrender or cancellation of any prior note evidencing such debt shall constitute a payment or discharge of such debt.

        This promissory note in no way alters, amends, renews, extinguishes or affects in any other way any collateral security for the debt or any document relating to such collateral security.

        POWER TO CONFESS JUDGMENT: THE COMPANY HEREBY AUTHORIZES AND EMPOWERS THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF RECORD WITHIN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE TO APPEAR FOR THE COMPANY, AND, WITH OR WITHOUT DECLARATION FILED, CONFESS JUDGMENT AGAINST THE COMPANY IN FAVOR OF THE HOLDER HEREOF, AS OF ANY TERM, FOR THE UNPAID BALANCE HEREOF AND INCLUDING, WITHOUT LIMITATION, ALL ACCRUED AND UNPAID INTEREST, CHARGES, EXPENSES OR OTHER IMPOSITIONS PAYABLE HEREUNDER, OR UNDER THE AGREEMENT OR THE SECURITY DOCUMENTS WHETHER BY ACCELERATION OR OTHERWISE WITH COSTS OF SUIT AND A REASONABLE ATTORNEY'S COMMISSION AS CERTIFIED BY THE HOLDER HEREOF WITH RELEASE OF ALL ERRORS, WAIVING ALL LAWS EXEMPTING REAL OR PERSONAL PROPERTY FROM EXECUTION, TO THE EXTENT THAT SUCH LAWS MAY LAWFULLY BE WAIVED BY THE COMPANY. NO SINGLE EXERCISE OF THE FOREGOING POWER TO CONFESS JUDGMENT SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE VALID, VOIDABLE, OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND IT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS HOLDER SHALL ELECT, UNTIL SUCH TIME AS HOLDER SHALL HAVE RECEIVED PAYMENT IN FULL.

        WITNESS the due execution hereof.

ATTEST:                                 TUSCARORA INCORPORATED

By: ___________________________         By: ______________________________

Title: ________________________         Title: ___________________________

[CORPORATE SEAL]


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

                      SUPPLEMENT TO REVOLVING CREDIT NOTE
                      -----------------------------------


        This Supplement to Revolving Credit Note (this "Supplement") is annexed to and is part of the Revolving Credit Note dated June 8, 1995 of Tuscarora Incorporated ("Borrower") payable to Mellon Bank, N.A. ("Bank") in the stated principal amount of Fourteen Million Dollars ($14,000,000). Such Revolving Credit Note, as supplemented by this Supplement, shall be referred to as the "Note".

        1. INTEREST PAYMENTS. Interest on the unpaid principal amount of this Note under the Prime Rate Portion shall be payable quarterly on the last day of each January, April, July and October and on the date of payment in full. Interest on the unpaid principal amount of the Note under the As-Offered Rate, Euro-Rate and CD Rate Portions shall be payable on the last day of the Rate Period of the corresponding interest rate option.

        2. INTEREST RATE OPTIONS. The unpaid principal amount of this Note shall bear interest for each day until due on one or more bases selected by Borrower from among the interest rate Options set forth below. Borrower understands and agrees: (a) that the Bank may in its sole discretion from time to time determine that the right of Borrower to select, convert to or renew the As-Offered Rate Option, the Euro-Rate Option or the CD Rate Option is not available and (b) that subject to the provisions of this Note Borrower may select any number of such Options to apply simultaneously to different parts of the unpaid principal amount of this Note and may select any number of Rate Segments to apply simultaneously to different parts of the As-Offered Rate Portion, the Euro-Rate Portion or the CD Rate Portion. Provided, however, that borrowings under the Euro-Rate Option or CD Rate Option shall be in minimum amounts of $500,000 and borrowings under As-Offered Rate Option shall be in the minimum amount of $1,000,000.

                        Available Interest Rate Options
                        -------------------------------
        PRIME RATE OPTION: A rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be) for each day equal to the Prime Rate for such day.

        AS-OFFERED RATE OPTION: For each Rate Segment of the As-Offered Rate Portion, a rate per annum (computed on the basis of a year of 360 days and actual days elapsed) for each day equal to the As-Offered Rate for such Rate Segment for such day.

        EURO-RATE OPTION: For each Rate Segment of the Euro-Rate Portion, a rate per annum (computed on the basis of a year of 360 days and actual days elapsed) for each day equal to the Euro-Rate for such Rate Segment for such day plus 1.00%.

        CD RATE OPTION: For each Rate Segment of the CD Rate Portion, a rate per annum (computed on the basis of a year of 360 days and actual days elapsed) for each day equal to the CD Rate for such Rate Segment for such day plus 1.00%.

        3. RATE PERIODS. At any time when Borrower selects, converts to or renews the As-Offered Rate Option, CD Rate Option or the Euro-Rate Option, the Borrower shall fix a period acceptable to the Bank in the Bank's sole discretion (the "Rate Period") during which such Option shall apply to the corresponding Rate Segment. In no event, however, shall a Rate Period exceed 180 days. The Bank's right to payment of principal and interest under this Note shall in no way be affected by the fact that one or more Rate Periods may be in effect.

        4. RATE SEGMENTS. Every selection of, conversion to or renewal of the As-Offered Rate Option, CD Rate Option or the Euro-Rate Option shall be in a principal amount selected by the Borrower and acceptable to the Bank in the Bank's sole discretion.

        5. INTEREST AFTER MATURITY. After the principal amount of any part of the Prime Rate Portion shall have become due, such Prime Rate Portion shall bear interest for each day until paid (before and after judgment) at a rate per annum (based on a year of 365 or 366 days, as the case may be) which for each day shall be the greater of (a) 2% above the Prime Rate Option on the day such part of the Prime Rate Portion became due and (b) 2% above the Prime Rate Option, such interest rate to change automatically from time to time effective as of the effective date of each change in the Prime Rate. After the principal amount of any part of the As-Offered Rate Portion, the Euro-Rate Portion or CD Rate Portion shall have become due, such part shall bear interest for each day until paid (before and after judgment) (c) until the end of the applicable then-current Rate Period at a rate per annum 2% above the As-Offered Rate Option, CD Rate Option or Euro-Rate Option otherwise applicable to such part and (d) thereafter in accordance with the previous sentence.

        6. SELECTION, CONVERSION OR RENEWAL OF RATE OPTIONS. Subject to the other provisions of this Note, the Borrower may select any interest rate Option to apply to any borrowing evidenced by this Note. Subject to the other provisions of this Supplement, the Borrower may convert any part of the unpaid principal amount of the Note from any interest rate Option to any other interest rate Option and may renew the As-Offered Rate Option, CD Rate Option or the Euro-Rate Option as to any Rate Segment: (a) at any time with respect to conversion from the Prime Rate Option to another Option and (b) at the expiration of any Rate Period with respect to conversion from or renewals of the As-Offered Rate Option, CD Rate Option or the Euro-Rate Option, as the case may be, as to the Rate Segment corresponding to such expiring Rate Period. Whenever the Borrower desires to select, convert or renew any interest rate Option, the Borrower shall give the Bank notice (which shall be irrevocable) no later than 10:00 a.m., Pittsburgh time, on a Business Day which is at least two Business Days (or, in the case of selection of, conversion to or renewal of the Euro-Rate Option, at least two London Business Days) in advance of the day (which shall be a Business Day) on which such selection, conversion or renewal is to occur. If such notice has been duly given, and if the Bank in its sole discretion approves the proposed selection, conversion or renewal, after the date specified in such notice interest shall be calculated upon the unpaid principal amount of the Note taking into account such selection, conversion or renewal.

        7. PRIME RATE FALLBACK. If any Rate Period expires, any part of the Rate Segment corresponding to such Rate Period which has not been converted or renewed in accordance with Section 6 hereof automatically shall be converted to the Prime Rate Option. If the Borrower fails to select, or if the Bank fails to approve, an interest rate Option to apply to any new borrowing evidenced by the Note, such new borrowing shall be deemed to be at the Prime Rate Option.

        8. PREPAYMENTS. The Borrower shall have the right at its option from time to time to prepay the Prime Rate Portion in whole or in part. The Borrower shall have no right to prepay any part of the As-Offered Rate Portion, CD Rate Portion or the Euro-Rate Portion at any time without the prior written consent of Bank except that the Borrower may prepay any part of any Rate Segment at the expiration of the Rate Period corresponding to such Rate Segment.

        9. INDEMNITY. The Borrower shall indemnify the Bank against any loss or expense (including loss of margin) which the Bank has sustained or incurred as a consequence of:

                (i) payment, prepayment or conversion of any part of any Rate Segment of the As-Offered Rate Portion, the Euro-Rate Portion or the CD Rate Portion on a day other than the last day of the corresponding Rate Period (whether or not any such payment is pursuant to demand by the Bank under this Note and whether or not any such payment, prepayment or conversion is consented to by the Bank, unless the Bank shall have expressly waived such indemnity in writing);

                (ii) attempt by the Borrower to revoke in whole or part any irrevocable notice given pursuant to Section 6 of this Note; or

                (iii) breach of or default by any Debtor in the performance or observance of any covenant or condition contained in this Note or any separate security, guarantee or suretyship agreement between Bank and any Debtor.

If the Bank sustains any such loss or expense it shall from time to time notify the Borrower of the amount determined in good faith by the Bank (which determination shall be conclusive) to be necessary to indemnify the Bank for such loss or expense. Such amount shall be due and payable by the Borrower on demand.

        10. COMPENSATION FOR TAXES, RESERVES AND EXPENSES ON OUTSTANDING LOANS. If any Law or guideline or interpretation or application thereof by any Official Body charged with the interpretation or administration thereof or compliance with any request or directive of any central bank or other Official Body (whether or not having the force of law):

                (i) subjects the Bank or any Notional Euro-Rate Funding Office to any tax, or changes the basis of taxation with respect to the Agreement, the Notes, the Loans or payments by the Company of principal, interest or other amounts due from the Company hereunder or under the Notes (except for taxes on the overall net income of the Bank or such Notional Euro-Rate Funding Office imposed by the jurisdiction in which the Bank's principal executive office or Notional Euro-Rate Funding Office is located:

                (ii) imposes, modifies or deems applicable any reserve, special deposit or similar requirement against assets held by, credit extended by, deposits with or for the account of, or other acquisition of funds by, the Bank of any Notional Euro-Rate Funding Office (other than requirements expressly included herein in the determination of the CD Rate or Euro-Rate, as the case may be, hereunder); or

                (iii) imposes upon the Bank or any Notional Euro-Rate Funding Office any other condition or expense with respect to the Agreement, the Notes, or its making, maintenance or funding of any part of the Loans, including, without limitation, any capital adequacy or similar requirements;

and the result of any of the foregoing is to increase the cost to, reduce the income receivable by, or impose any expense upon the Bank or any Notional Euro-Rate Funding Office with respect to the Agreement, the Notes or the making, maintenance or funding of any part of the Loans by an amount which the Bank deems to be material (the Bank being deemed for this purpose to have made, maintained or funded each Rate Segment of the CD Rate Portion Source of Funds), the Bank shall from time to time notify the Company of the amount determined in good faith (using any averaging and atribution methods employed in good faith) by the Bank (which determination shall be conclusive) to be necessary to compensate the Bank or such Notional Euro-Rate Funding Office for such increase in cost, reduction in income or additional expense. Such amount shall be due and payable by the Company to the Bank ten (10) Business Days after such notice is given.

        11. RECORDS. The unpaid principal amount of this Note, the unpaid interest accrued hereon, the interest rate or rates applicable to such unpaid principal amount, and the duration of such applicability shall at all times be ascertained from the records of Bank, which shall be conclusive absent manifest error.

        12. NOTICES. All notices under this Note shall be in writing or by telephone promptly confirmed in writing, and all such writings shall be sent by first-class express or certified mail or by hand delivery, in all cases with charges prepaid. All notices shall be sent to the applicable party at the address stated below or in accordance with the last unrevoked written direction from such party to the other parties hereto. All notices by the Borrower shall be effective when received by the Bank and all notices by the Bank shall be effective when telephoned, deposited in the mail or received, whichever is first. Written notices or confirmations by the Borrower shall not be deemed records of the Bank within the meaning of Section 11 of this Note regardless of whether received by the Bank. The Bank may conclusively rely without inquiry on any notice or confirmation purporting to be from or authorized by the Borrower.

        13. DEFINITIONS. As used in this supplement:

        "As-Offered Rate" shall mean a rate per annum offered by Bank in its sole discretion, such interest rate to remain fixed for the duration of such Rate Period.

        "Assessment Rate" for any day shall mean the rate per annum (rounded upward to the nearest 1/100 of 1%) determined in good faith by Bank (which determination shall be conclusive) as representing for such day the maximum effective rate per annum payable by Bank to the Federal Deposit Insurance Corporation (or any successor) for such day for insurance on dollar time deposits of any maturity, exclusive of any credit allowed against such annual assessment on account of assessment payments made or to be made by Bank. Each CD Rate shall be adjusted automatically as of the effective date of any change in the Assessment Rate.

        "Business Day" shall mean any day on which Bank is open for business at the location where the Note is payable.

        "Corresponding Source of Funds" shall mean: (i) in the case of any Funding Segment of a CD Rate Portion, the proceeds of hypothetical issuances by the Bank of one or more of its certificates of deposit at the beginning of the CD Rate Funding Period corresponding to such Funding Segment, having maturities approximately equal to such CD Rate Funding period and in an aggregate amount approximately equal to such Funding Segment; and (ii) in the case of any Funding Segment of a Euro-Rate Portion, the proceeds of hypothetical receipts by a Notional Euro-Rate Funding Office or by the Bank through a Notional Euro-Rate Funding Office of one or more Dollar deposits in the interbank eurodollar market at the beginning of the Euro-Rate Funding Period corresponding to such Funding Segment, having maturities approximately equal to such Euro-Rate Funding Period and in an aggregate amount approximately equal to such Funding Segment.

        "CD Rate Reserve Percentage" for any day shall mean the percentage (rounded upward to the nearest 1/100 of 1%), as determined in good faith by Bank (which determination shall be conclusive) as representing for such day the maximum effective reserve requirement (including without limitation supplemental, marginal and emergency requirements) for Bank in respect of nonpersonal time deposits of any maturity in dollars in the United States. Each CD Rate shall be adjusted automatically as of the effective date of any change in the CD Rate Reserve Percentage.

        "CD Rate" for any day for any proposed or existing Rate Segment corresponding to a Rate Period shall mean the rate per annum determined by Bank by adding

                (A) the rate per annum obtained by dividing (the resulting quotient to be rounded upward to the nearest 1/100 of 1%) (1) the rate of interest (which shall be the same for each day in such Rate Period) estimated in good faith by Bank in accordance with its usual procedures (which determination shall be conclusive) to be the average of the secondary market bid rates at or about 11:00 a.m., Eastern time, on the first day of such Rate Period by dealers of recognized standing for negotiable certificates of deposit of major money center banks for delivery on such day in amounts comparable to such Rate Segment (or, if there are no such comparable amounts actively traded, the smallest amounts actively traded) and having maturities comparable to such Rate Period by (2) a number equal to 1.00 minus the CD Rate Reserve Percentage for such day and

                (B) the Assessment Rate for such day.

                The "CD Rate" may also be expressed by the following formula:

                        [average of secondary market bid ]
                        [rates estimated by the Bank per ]
              CD Rate = [subsection (A) (1)              ]    + Assessment
                        ----------------------------------    Rate
                        [1.00 - CD Rate Reserve Percentage]

        "Euro-Rate Reserve Percentage" for any day shall mean the percentage (rounded upward to the nearest 1/100 of 1%), as determined in good faith by the Bank (which determination shall be conclusive) as representing for such day the maximum effective reserve requirement (including without limitation supplemental, marginal and emergency requirements) for member banks of the Federal Reserve System with respect to eurocurrency funding (currently referred to as "Eurocurrency liabilities") of any maturity. Each Euro-Rate shall be adjusted automatically as of the effective date of each change in the Euro-Rate Reserve Percentage.

        "Euro-Rate" for any day for any proposed or existing Rate Segment corresponding to a Rate Period shall mean the rate per annum determined by the Bank to be the rate per annum obtained by dividing (the resulting quotient to be rounded upward to the nearest 1/100 of 1%) (A) the rate of interest (which shall be the same for each day in such Rate Period) determined in good faith by the Bank in accordance with its usual procedures (which determination shall be conclusive) to be the average of the rates per annum for deposits in United States dollars offered to major money center banks in the London interbank market at approximately 11:00 a.m., London time, two London Business Days prior to the first day of such Rate Period for delivery on the first day of such Rate Period in amounts comparable to such Rate Segment (or, if there are no such comparable amounts actively traded, the smallest amounts actively traded) and having maturities comparable to such Rate Period by (B) a number equal to 1.00 minus the Euro-Rate Reserve Percentage for such day.

        The "Euro-Rate" may also be expressed by the following formula:

                        [average of rates offered to major  ]
                        [money center banks in the London   ]
                        [interbank market determined by the ]
            Euro-Rate = [Bank per subsection (A)            ]
                        -------------------------------------
                        [1.00 - Euro-Rate Reserve Percentage]

        "Law" shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Official Body.

        "London Business Day" shall mean a day for dealings in deposits in United States dollars by and among banks in the London interbank market.

        "Notional Euro-Rate Funding Office" shall mean any branch, subsidiary or affiliate of the Bank which the Bank, in its sole discretion, deems from time to time to have made, maintained or funded any part of the Euro-Rate Portion of the Loans at any time.

        "Official Body" shall mean the United States of America or any foreign government or state, any state and any political subdivision thereof, and any agency, department, court, commission, board, bureau or instrumentality of any of them.

        "Portion": "Prime Rate Portion" shall mean at any time the part, including the whole, of the unpaid principal amount of the Note bearing interest at such time under the Prime Rate Option or in accordance with the first sentence of Section 5 hereof. "Euro-Rate Portion", "As-Offered Rate Portion" or "CD Rate Portion" shall mean at any time the part, including the whole, of the unpaid principal amount of the Note bearing interest at such time under the applicable option or at a rate determined by reference to the applicable option pursuant to Section 5 (c) hereof. (By definition, the sum of the Prime Rate Portion, the As-Offered Rate Portion, the Euro-Rate Portion and the CD Rate Portion at any time equals the unpaid principal amount of the Note at such time.)

        "Prime Rate" shall mean the interest rate per annum announced from time to time by Bank as its Prime Rate, such interest rate to change automatically from time to time as of the effective date of each announced change in such Prime Rate. The Prime Rate may be greater or less than other interest rates charged by Bank to other borrowers and is not solely based or dependent upon the interest rate which Bank may charge any particular borrower or class of borrowers.

        "Rate Segment" of the As-Offered Rate Portion, the Euro-Rate Portion or the CD Rate Portion at any time shall mean the entire principal amount of such Portion to which at such time there is applicable a particular Rate Period beginning on a particular day and ending on another particular day. (By definition, the As-Offered Rate Portion, the Euro-Rate Portion or the CD Rate Portion is at all times composed of an integral number of discrete Rate Segments, each corresponding to a particular Rate Period, and the sum of the principal amounts of all Rate Segments of the As-Offered Rate Portion, the Euro-Rate Portion or the CD Rate Portion at any time equals the principal amount of such Portions at such time.)

WITNESS the due execution hereof:

Attest:                                 TUSCARORA INCORPORATED

By: _______________________________     By: _______________________________

                                        Title: _____________________________
(Corporate Seal)

                                        Address for Notices to Borrower:

                                        Tuscarora Incorporated
                                        800 Fifth Avenue
                                        P.O. Box 448
                                        New Brighton, PA 15066

                                        Address for Notices to Bank:

                                        Mellon Bank, N.A.
                                        Two Mellon Bank Center
                                        Room 152-0270
                                        Pittsburgh, PA 15259-0001
                                        ATTN: Middle Market Banking Dept.

                                                                      Exhibit B

                         Supplement to Conversion Note
                         -----------------------------

        This Supplement to Conversion Note (this "Supplement") is annexed to and is part of Conversion Note dated January 31, 1998 of Tuscarora Incorporated ("Borrower") payable to Mellon Bank, N.A. ("Bank") in the stated principal amount of Fourteen Million Dollars ($14,000,000). Such Conversion Note, as supplemented by this Supplement, shall be referred to herein as the "Note".

        1. INTEREST PAYMENTS. Interest on the unpaid principal amount of this Note under the Prime Rate Portion shall be payable quarterly on the first day of each January, April, July, and October and on the date of payment in full. Interest on the unpaid principal amount of the Note under the As-Offered Rate, Euro-Rate and CD Rate Portions shall be payable on the last day of the Rate Period of the corresponding interest rate option.

        2. INTEREST RATE OPTIONS. The unpaid principal amount of this Note shall bear interest for each day until due on one or more bases selected by Borrower from among the Interest Rate Options set forth below. Borrower understands and agrees: (a) that the Bank may in its sole discretion from time to time determine that the right of Borrower to select, convert to or renew the As-Offered Rate Option, the Euro-Rate Option or the CD Rate Option is not available and (b) that subject to the provisions of this Note Borrower may select any number of such Options to apply simultaneously to different parts of the unpaid principal amount of this Note and may select any number of Rate Segments to apply simultaneously to different parts of the As-Offered Rate Portion, the Euro-Rate Portion or the CD Rate Portion. Provided, however, that borrowings under the Euro-Rate Option or CD Rate Option shall be in minimum amounts of $500,000 and borrowings under As-Offered Rate Option shall be in the minimum amount of $1,000,000.

                        Available Interest Rate Options
                        -------------------------------

        PRIME RATE OPTION: A rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be) for each day equal to the Prime Rate plus 0.125% for such day.

        AS-OFFERED RATE OPTION: For each Rate Segment of the As-Offered
        Rate Portion, a rate per annum (computed on the basis of a year of 360 days and actual days elapsed) for each day equal to the As-Offered Rate for such Rate Segment for such day.

        EURO-RATE OPTION: For each Rate Segment of the Euro-Rate Portion, a rate per annum (computed on the basis of a year of 360 days and actual days elapsed) for each day equal to the Euro-Rate for such Rate Segment for such day plus 1.375%.

        CD RATE OPTION: For each Rate Segment of the CD Rate Portion, a rate per annum (computed on the basis of a year of 360 days and actual days elapsed) for each day equal to the CD Rate for such Rate Segment for such day plus 1.375%.

        3. RATE PERIODS. At any time when Borrower selects, converts to or renews the As-Offered Rate Option, CD Rate Option or the Euro-Rate Option, the Borrower shall fix a period acceptable to the Bank in the Bank's sole discretion (the "Rate Period"), which Rate Period shall not exceed 180 days, during which such Option shall apply to the corresponding Rate Segment. The Bank's right to payment of principal and interest under this Note shall in no way be affected by the fact that one or more Rate Periods may be in effect.

Interest Rate Options shall be selected in a manner which shall ensure that Borrower shall be able to make scheduled payments of principal under the Note without incurring liability under Section 9 hereof; provided, however, that in the event that Borrower prepays any Rate Segment bearing interest under the As-Offered Rate Portion, the Euro-Rate Portion or the CD Rate Portion in order to make a scheduled payment of principal under the Note, Borrower shall indemnify the Bank as provided in Section 9 hereof.

        4. RATE SEGMENTS. Every selection of, conversion to or renewal of the As-Offered Rate Option, CD Rate Option or the Euro-Rate Option shall be in a principal amount selected by the Borrower and acceptable to the Bank in the Bank's sole discretion.

        5. INTEREST AFTER MATURITY. After the principal amount of any part of the Prime Rate Portion shall have become due, such Prime Rate Portion shall bear interest for each day until paid (before and after judgment) at a rate per annum (based on a year of 365 or 366 days, as the case may be) which for each day shall be the greater of (a) 2% above the Prime Rate Option on the day such part of the Prime Rate Portion became due and (b) 2% above the Prime Rate Option, such interest rate to change automatically from time to time effective as of the effective date of each change in the Prime Rate. After the principal amount of any part of the As-Offered Rate Portion, the Euro-Rate Portion or CD Rate Portion shall have become due, such part shall bear interest for each day until paid (before and after judgment) (c) until the end of the applicable then-current Rate Period at a rate per annum 2% above the As-Offered Rate Option, CD Rate Option or Euro-Rate Option otherwise applicable to such part and (d) thereafter in accordance with the previous sentence.

        6. SELECTION, CONVERSION OR RENEWAL OF RATE OPTIONS. Subject to the other provisions of this Note, the Borrower may select any interest rate Option to apply to any borrowing evidenced by this Note. Subject to the other provisions of this Supplement, the Borrower may convert any part of the unpaid principal amount of the Note from any interest rate Option to any other interest rate Option and may renew the As-Offered Rate Option, CD Rate Option or the Euro-Rate Option as to any Rate Segment: (a) at any time with respect to conversion from the Prime Rate Option to another Option and (b) at the expiration of any Rate Period with respect to conversion from or renewals of the As-Offered Rate Option, CD Rate Option or the Euro-Rate Option, as the case may be, as to the Rate Segment corresponding to such expiring Rate Period. Whenever the Borrower desires to select, convert or renew any interest rate Option, the Borrower shall give the Bank notice (which shall be irrevocable) no later than 10:00 a.m., Pittsburgh time, on a Business Day which is at least two Business Days (or, in the case of selection of, conversion to or renewal of the Euro-Rate Option, at least two London Business Days) in advance of the day (which shall be a Business Day) on which such selection, conversion or renewal is to occur. If such notice has been duly given, and if the Bank in its sole discretion approves the proposed selection, conversion or renewal, after the date specified in such notice interest shall be calculated upon the unpaid principal amount of the Note taking into account such selection, conversion or renewal.

        7. PRIME RATE FALLBACK. If any Rate Period expires, any part of the Rate Segment corresponding to such Rate Period which has not been converted or renewed in accordance with Section 6 hereof automatically shall be converted to the Prime Rate Option. If the Borrower fails to select, or if the Bank fails to approve, an interest rate Option to apply to any new borrowing evidenced by the Note, such new borrowing shall be deemed to be at the Prime Rate Option.

        8. PREPAYMENTS. The Borrower shall have the right at its option from time to time to prepay the Prime Rate Portion in whole or in part. The Borrower shall have no right to prepay any part of the As-Offered Rate Portion, CD Rate Portion or the Euro-Rate Portion at any time without the prior written consent of Bank except that the Borrower may prepay any part of any Rate Segment at the expiration of the Rate Period corresponding to such Rate Segment.

        9. INDEMNITY. The Borrower shall indemnify the Bank against any loss or expense (including loss of margin) which the Bank has sustained or incurred as a consequence of:

                (i) payment, prepayment or conversion of any part of any Rate Segment of the As-Offered Rate Portion, the Euro-Rate Portion or the CD Rate Portion on a day other than the last day of the corresponding Rate Period (whether or not any such payment is pursuant to demand by the Bank under this Note and whether or not any such payment, prepayment or conversion is consented to by the Bank, unless the Bank shall have expressly waived such indemnity in writing);

                (ii) attempt by the Borrower to revoke in whole or part any irrevocable notice given pursuant to Section 6 of this Note; or

                (iii) breach of or default by any Debtor in the performance or observance of any covenant or condition contained in this Note or any separate security, guarantee or suretyship agreement between Bank and any Debtor.

If the Bank sustains any such loss or expense it shall from time to time notify the Borrower of the amount determined in good faith by the Bank (which determination shall be conclusive) to be necessary to indemnify the Bank for such loss or expense. Such amount shall be due and payable by the Borrower on demand.

        10. COMPENSATION FOR TAXES, RESERVES AND EXPENSES ON OUTSTANDING LOANS. If any Law or guideline or interpretation or application thereof by any Of-ficial Body charged with the interpretation or administration thereof or compliance with any request or directive of any central bank or other Official Body (whether or not having the force of law):

                (i) subjects the Bank or any Notional Euro-Rate Funding Office to any tax, or changes the basis of taxation with respect to the Agreement, the Notes, the Loans or payments by the Company of principal, interest or other amounts due from the Company hereunder or under the Notes (except for taxes on the overall net income of the Bank or such Notional Euro-Rate Funding Office imposed by the jurisdiction in which the Bank's principal executive office or Notional Euro-Rate Funding Office is located:

                (ii) imposes, modifies or deems applicable any reserve, special deposit or similar requirement against assets held by, credit extended by, deposits with or for the account of, or other acquisition of funds by, the Bank of any Notional Euro-Rate Funding Office (other than requirements expressly included herein in the determination of the CD Rate or Euro-Rate, as the case may be, hereunder); or

                (iii) imposes upon the Bank or any Notional Euro-Rate Funding Office any other condition or expense with respect to the Agreement, Notes, or its making, maintenance or funding of any part of the Loans, including, without limitation, any capital adequacy or similar requirements;

and the result of any of the foregoing is to increase the cost to, reduce the income receivable by, or impose any expense upon the Bank or any Notional Euro-Rate Funding Office with respect to the Agreement, the Notes or the making, maintenance or funding of any part of the Loans by an amount which the Bank deems to be material (the Bank being deemed for this purpose to have made, maintained or funded each Rate Segment of the CD Rate Portion, the As-Offered Rate Portion and the Euro-Rate Portion from a Corresponding Source of Funds), the Bank shall from time to time notify the Company of the amount determined in good faith (using any averaging and atribution methods employed in good faith) by the Bank (which determination shall be conclusive) to be necessary to compensate the Bank or such Notional Euro-Rate Funding Office for such increase in cost, reduction in income or additional expense. Such amount shall be due and payable by the Company to the Bank ten (10) Business Days after such notice is given.

        11. RECORDS. The unpaid principal amount of this Note, the unpaid interest accrued hereon, the interest rate or rates applicable to such unpaid principal amount, and the duration of such applicability shall at all times be ascertained from the records of Bank, which shall be conclusive absent manifest error.

        12. NOTICES. All notices under this Note shall be in writing or by telephone promptly confirmed in writing, and all such writings shall be sent by first-class express or certified mail or by hand delivery, in all cases with charges prepaid. All notices shall be sent to the applicable party at the address stated below or in accordance with the last unrevoked written direction from such party to the other parties hereto. All notices by the Borrower shall be effective when received by the Bank and all notices by the Bank shall be effective when telephoned, deposited in the mail or received, whichever is first. Written notices or confirmations by the Borrower shall not be deemed records of the Bank within the meaning of Section 11 of this Note regardless of whether received by the Bank. The Bank may conclusively rely without inquiry on any notice or confirmation purporting to be from or authorized by the Borrower.

        13. DEFINITIONS. As used in this supplement:

        "As-Offered Rate" shall mean a rate per annum offered by Bank in its sole discretion, such interest rate to remain fixed for the duration of such Rate Period.

        "Assessment Rate" for any day shall mean the rate per annum (rounded upward to the nearest 1/100 of 1%) determined in good faith by Bank (which determination shall be conclusive) as representing for such day the maximum effective rate per annum payable by Bank to the Federal Deposit Insurance Corporation (or any successor) for such day for insurance on dollar time deposits of any maturity, exclusive of any credit allowed against such annual assessment on account of assessment payments made or to be made by Bank. Each CD Rate shall be adjusted automatically as of the effective date of any change in the Assessment Rate.

        "Business Day" shall mean any day on which Bank is open for business at the location where the Note is payable.

        "Corresponding Source of Funds" shall mean: (i) in the case of any Funding Segment of a CD Rate Portion, the proceeds of hypothetical issuances by the Bank of one or more of its certificates of deposit at the beginning of the CD Rate Funding Period corresponding to such Funding Segment, having maturities approximately equal to such CD Rate Funding period and in an aggregate amount approximately equal to such Funding Segment; and (ii) in the case of any Funding Segment of a Euro-Rate Portion, the proceeds of hypothetical receipts by a Notional Euro-Rate Funding Office or by the Bank through a Notional Euro-Rate Funding Office of one or more Dollar deposits in the interbank eurodollar market at the beginning of the Euro-Rate Funding Period corresponding to such Funding Segment, having maturities approximately equal to such Euro-Rate Funding Period and in an aggregate amount approximately equal to such Funding Segment.

        "CD Rate Reserve Percentage" for any day shall mean the percentage (rounded upward to the nearest 1/100 of 1%), as determined in good faith by Bank (which determination shall be conclusive) as representing for such day the maximum effective reserve requirement (including without limitation supplemental, marginal and emergency requirements) for Bank in respect of nonpersonal time deposits of any maturity in dollars in the United States. Each CD Rate shall be adjusted automatically as of the effective date of any change in the CD Rate Reserve Percentage.

        "CD Rate" for any day for any proposed or existing Rate Segment corresponding to a Rate Period shall mean the rate per annum determined by Bank by adding

                (A) the rate per annum obtained by dividing (the resulting quotient to be rounded upward to the nearest 1/100 of 1%) (1) the rate of interest (which shall be the same for each day in such Rate Period) estimated in good faith by Bank in accordance with its usual procedures (which determination shall be conclusive) to be the average of the secondary market bid rates at or about 11:00 a.m., Eastern time, on the first day of such Rate Period by dealers of recognized standing for negotiable certificates of deposit of major money center banks for delivery on such day in amounts comparable to such Rate Segment (or, if there are no such comparable amounts actively traded, the smallest amounts actively traded) and having maturities comparable to such Rate Period by (2) a number equal to 1.00 minus the CD Rate Reserve Percentage for such day and

                (B) the Assessment Rate for such day.

                The "CD Rate" may also be expressed by the following formula:
                        [average of secondary market bid  ]
                        [rates estimated by the Bank per  ]
              CD Rate = [subsection (A)(1)                ]  + Assessment
                        ----------------------------------
                        [1.00 - CD Rate Reserve Percentage]    Rate

        "Euro-Rate Reserve Percentage" for any day shall mean the percentage (rounded upward to the nearest 1/100 of 1%), as determined in good faith by the Bank (which determination shall be conclusive) as representing for such day the maximum effective reserve requirement (including without limitation supplemental, marginal and emergency requirements) for member banks of the Federal Reserve System with respect to eurocurrency funding (currently referred to as "Eurocurrency liabilities") of any maturity. Each Euro-Rate shall be adjusted automatically as of the effective date of each change in the Euro-Rate Reserve Percentage.

        "Euro-Rate" for any day for any proposed or existing Rate Segment corresponding to a Rate Period shall mean the rate per annum determined by the Bank to be the rate per annum obtained by dividing (the resulting quotient to be rounded upward to the nearest 1/100 of 1%) (A) the rate of interest (which shall be the same for each day in such Rate Period) determined in good faith by the Bank in accordance with its usual procedures (which determination shall be conclusive) to be the average of the rates per annum for deposits in United States dollars offered to major money center banks in the London interbank market at approximately 11:00 a.m., London time, two London Business Days prior to the first day of such Rate Period for delivery on the first day of such Rate Period in amounts comparable to such Rate Segment (or, if there are no such comparable amounts actively traded, the smallest amounts actively traded) and having maturities comparable to such Rate Period by (B) a number equal to 1.00 minus the Euro-Rate Reserve Percentage for such day.

        The "Euro-Rate" may also be expressed by the following formula:
                        [average of rates offered to major ]
                        [money center banks in the London  ]
                        [interbank market determined by the]
            Euro-Rate = [Bank per subsection (A)           ]
                         ----------------------------------
                        [1.00 - Euro-Rate Reserve Percentage]

        "Law" shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Official Body.

        "London Business Day" shall mean a day for dealings in deposits in United States dollars by and among banks in the London interbank market.

        "Notional Euro-Rate Funding Office" shall mean any branch, subsidiary or affiliate of the Bank which the Bank, in its sole discretion, deems from time to time to have made, maintained or funded any part of the Euro-Rate Portion of the Loans at any time.

        "Official Body" shall mean the United States of America or any foreign government or state, any state and any political subdivision thereof, and any agency, department, court, commission, board, bureau or instrumentality of any of them.

        "Portion": "Prime Rate Portion" shall mean at any time the part, including the whole, of the unpaid principal amount of the Note bearing interest at such time under the Prime Rate Option or in accordance with the first sentence of Section 5 hereof. "Euro-Rate Portion", "As-Offered Rate Portion" or "CD Rate Portion" shall mean at any time the part, including the whole, of the unpaid principal amount of the Note bearing interest at such time under the applicable option or at a rate determined by reference to the applicable option pursuant to Section 5(c) hereof. (By definition, the sum of the Prime Rate Portion, the As-Offered Rate Portion, the Euro-Rate Portion and the CD Rate Portion at any time equals the unpaid principal amount of the Note at such time.)

        "Prime Rate" shall mean the interest rate per annum announced from time to time by Bank as its Prime Rate, such interest rate to change automatically from time to time as of the effective date of each announced change in such Prime Rate. The Prime Rate may be greater or less than other interest rates charged by Bank to other borrowers and is not solely based or dependent upon the interest rate which Bank may charge any particular borrower or class of borrowers.

        "Rate Segment" of the As-Offered Rate Portion, the Euro-Rate Portion or the CD Rate Portion at any time shall mean the entire principal amount of such Portion to which at such time there is applicable a particular Rate Period beginning on a particular day and ending on another particular day. (By definition, the As-Offered Rate Portion, the Euro-Rate Portion or the CD Rate Portion is at all times composed of an integral number of discrete Rate Segments, each corresponding to a particular Rate Period, and the sum of the principal amounts of all Rate Segments of the As-Offered Rate Portion, the Euro-Rate Portion or the CD Rate Portion at any time equals the principal amount of such Portions at such time.)

WITNESS the due execution hereof.

Attest:                                 TUSCARORA INCORPORATED


By: _____________________________       By: _____________________________

                                        Title: __________________________
(Corporate Seal)
                                        Address for Notices to Borrower:

                                        Tuscarora Incorporated
                                        800 Fifth Avenue
                                        P. O. Box 448
                                        New Brighton, PA 15066

                                        Address for Notices to Borrower:

                                        Mellon Bank, N.A.
                                        Two Mellon Bank Center
                                        Room 152-0270
                                        Pittsburgh, PA 15259-0001
                                        Attn: Middle Market Banking Dept.

                                   EXHIBIT C

                             TUSCARORA INCORPORATED
                                Term Note No. 10
                                ----------------

$12,000,000                              Pittsburgh, Pennsylvania
                                         June 30, 1995

        FOR VALUE RECEIVED, the undersigned TUSCARORA INCORPORATED (the "Company"), hereby promises to pay to the order of MELLON BANK, N.A. (the "Bank"), the principal sum of Twelve Million Dollars ($12,000,000), in lawful money of the United States, in 39 equal principal quarterly installments, commencing on October 1, 1995 and continuing on the first day of each January, April, July, and October thereafter through April 1, 2005, each such installment to be in the amount of Three Hundred Thousand Dollars ($300,000), plus a final installment payable July 1, 2005 in an amount equal to the then unpaid balance hereof, if any; each principal payment to be made together with interest from the date hereof on the unpaid balance of said principal sum payable on the first day of each January, April, July, and October and on the date of payment in full and after maturity, on demand, until payment in full, at a rate per annum (based on a year of 365 or 366 days as the case may be) which shall be the rate of interest then governing under the Secured Term Loan, Revolving Credit and Line of Credit Agreement dated July 27, 1983 between the Company and the Bank, as amended (as so amended, the "Agreement") and under the Supplement to Term Note No. 10 which is attached hereto and incorporated by reference herein.

        Payments of both principal and interest are to be made at the principal office of the Bank at Pittsburgh, Pennsylvania, in lawful money of the United States of America in funds immediately available at such office. If any payment of principal or interest on this Term Note shall become due on a Saturday, Sunday, or bank holiday under the laws of the place where payment is received, such payment shall be made on the next succeeding business day and such extension of time shall in such case be included in computing interest in connection with such payment.

        The undersigned waives presentment, demand, notice, protest and all other demands and notices in connection with delivery, acceptance, performance, default or enforcement of this Term Note and the Agreement. In an action on this Term Note, the Bank or its assignee need not produce or file the original of this Term Note, but only need produce or file a photocopy of this Term Note certified by the Bank or such assignee to be a true and correct copy.

        This Term Note is issued pursuant to the Agreement and the Bank or any subsequent holder hereof is entitled to the benefits thereof and shall be bound thereby. As provided in the Agreement, this Term Note is secured by mortgage liens and security interests. The Agreement also contains provisions, among others, for the acceleration of the maturity hereof upon the happening of certain events and for prepayment at the option of the Company on account of principal hereof prior to maturity upon the terms and conditions therein specified.

        POWER TO CONFESS JUDGMENT: THE COMPANY HEREBY AUTHORIZES AND EMPOWERS THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF RECORD WITHIN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE TO APPEAR FOR THE COMPANY, AND, WITH OR WITHOUT DECLARATION FILED, CONFESS JUDGMENT AGAINST THE COMPANY IN FAVOR OF THE HOLDER HEREOF, AS OF ANY TERM, FOR THE UNPAID BALANCE HEREOF AND INCLUDING, WITHOUT LIMITATION, ALL ACCRUED AND UNPAID INTEREST, CHARGES, EXPENSES OR OTHER IMPOSITIONS PAYABLE HEREUNDER, OR UNDER THE AGREEMENT OR THE SECURITY DOCUMENTS WHETHER BY ACCELERATION OR OTHERWISE WITH COSTS OF SUIT AND A REASONABLE ATTORNEY'S COMMISSION AS CERTIFIED BY THE HOLDER HEREOF WITH RELEASE OF ALL ERRORS, WAIVING ALL LAWS EXEMPTING REAL OR PERSONAL PROPERTY FROM EXECUTION, TO THE EXTENT THAT SUCH LAWS MAY LAWFULLY BE WAIVED BY THE COMPANY. NO SINGLE EXERCISE OF THE FOREGOING POWER TO CONFESS JUDGMENT SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE VALID, VOIDABLE, OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND IT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS HOLDER SHALL ELECT, UNTIL SUCH TIME AS HOLDER SHALL HAVE RECEIVED PAYMENT IN FULL.

        WITNESS the due execution hereof.

ATTEST:                                 TUSCARORA INCORPORATED

By: ________________________________    By: _______________________________

Title: _____________________________    Title: ____________________________

[CORPORATE SEAL]

                         Supplement to Term Note No. 10
                         ------------------------------

        This Supplement to Term Note No. 10 (this "Supplement") is annexed to and is part of Term Note No. 10 dated June 30, 1995 of Tuscarora Incorporated ("Borrower") payable to Mellon Bank, N.A. ("Bank") in the stated principal amount of Twelve Million Dollars ($12,000,000). Such Term Note, as supplemented by this Supplement, shall be referred to herein as the "Note".

        1. INTEREST PAYMENTS. Interest on the unpaid principal amount of this Note under the Prime Rate Portion shall be payable quarterly on the first day of each January, April, July and October and on the date of payment in full. Interest on the unpaid principal amount of the Note under the As-Offered Rate, Euro-Rate and CD Rate Portions shall be payable on the last day of the Rate Period of the corresponding interest rate option.

        2. INTEREST RATE OPTIONS. The unpaid principal amount of this Note shall bear interest for each day until due on one or more bases selected by Borrower from among the Interest Rate Options set forth below. Borrower understands and agrees: (a) that the Bank may in its sole discretion from time to time determine that the right of Borrower to select, convert to or renew the As-Offered Rate Option, the Euro-Rate Option or the CD Rate Option is not available and (b) that subject to the provisions of this Note Borrower may select any number of such Options to apply simultaneously to different parts of the unpaid principal amount of this Note and may select any number of Rate Segments to apply simultaneously to different parts of the As-Offered Rate Portion, the Euro-Rate Portion or the CD Rate Portion. Provided, however, that borrowings under the Euro-Rate Option or CD Rate Option shall be in minimum amounts of $500,000 and borrowings under As-Offered Rate Option shall be in the minimum amount of $1,000,000.

                       Available Interest Rate Options
                       -------------------------------

        PRIME RATE OPTION: A rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be) for each day equal to the Prime Rate plus 0.25% for such day.

        AS-OFFERED RATE OPTION: For each Rate Segment of the As-Offered
        Rate Portion, a rate per annum (computed on the basis of a year of 360 days and actual days elapsed) for each day equal to the As-Offered Rate for such Rate Segment for such day.

        EURO-RATE OPTION: For each Rate Segment of the Euro-Rate Portion, a rate per annum (computed on the basis of a year of 360 days and actual days elapsed) for each day equal to the Euro-Rate for such Rate Segment for such day plus 1.50%.

        CD RATE OPTION: For each Rate Segment of the CD Rate Portion, a rate per annum (computed on the basis of a year of 360 days and actual days elapsed) for each day equal to the CD Rate for such Rate Segment for such day plus 1.50%.

        3. RATE PERIODS. At any time when Borrower selects, converts to or renews the As-Offered Rate Option, CD Rate Option or the Euro-Rate Option, the Borrower shall fix a period acceptable to the Bank in the Bank's sole discretion (the "Rate Period"), which Rate Period shall not exceed 180 days, during which such Option shall apply to the corresponding Rate Segment. The Bank's right to payment of principal and interest under this Note shall in no way be affected by the fact that one or more Rate Periods may be in effect.

Interest Rate Options shall be selected in a manner which shall ensure that Borrower shall be able to make scheduled payments of principal under the Note without incurring liability under Section 9 hereof; provided. however, that in the event that Borrower prepays any Rate Segment bearing interest under the As-Offered Rate Portion, the Euro-Rate Portion or the CD Rate Portion in order to make a scheduled payment of principal under the Note, Borrower shall indemnify the Bank as provided in Section 9 hereof.

        4. RATE SEGMENTS. Every selection of, conversion to or renewal of the As-Offered Rate Option, CD Rate Option or the Euro-Rate Option shall be in a principal amount selected by the Borrower and acceptable to the Bank in the Bank's sole discretion.

        5. INTEREST AFTER MATURITY. After the principal amount of any part of the Prime Rate Portion shall have become due. such Prime Rate Portion shall bear interest for each day until paid (before and after judgment) at a rate per annum (based on a year of 365 or 366 days, as the case may be) which for each day shall be the greater of (a) 2% above the Prime Rate Option on the day such part of the Prime Rate Portion became due and (b) 2% above the Prime Rate Option, such interest rate to change automatically from time to time effective as of the effective date of each change in the Prime Rate. After the principal amount of any part of the As-Offered Rate Portion, the Euro-Rate Portion or CD Rate Portion shall have become due, such part shall bear interest for each day until paid (before and after judgment) (c) until the end of the applicable then-current Rate Period at a rate per annum 2% above the As-Offered Rate Option, CD Rate Option or Euro-Rate Option otherwise applicable to such part and (d) thereafter in accordance with the previous sentence.

        6. SELECTION, CONVERSION OR RENEWAL OF RATE OPTIONS. Subject to the other provisions of this Note, the Borrower may select any interest rate Option to apply to any borrowing evidenced by this Note. Subject to the other provisions of this Supplement, the Borrower may convert any part of the unpaid principal amount of the Note from any interest rate Option to any other interest rate Option and may renew the As-Offered Rate Option, CD Rate Option or the Euro-Rate Option as to any Rate Segment: (a) at any time with respect to conversion from the Prime Rate Option to another Option and (b) at the expiration of any Rate Period with respect to conversion from or renewals of the As- Offered Rate Option, CD Rate Option or the Euro-Rate Option, as the case may be, as to the Rate Segment corresponding to such expiring Rate Period. Whenever the Borrower desires to select, convert or renew any interest rate Option, the Borrower shall give the Bank notice (which shall be irrevocable) no later than 10:00 a.m., Pittsburgh time, on a Business Day which is at least two Business Days (or, in the case of selection of, conversion to or renewal of the Euro-Rate Option, at least two London Business Days) in advance of the day (which shall be a Business Day) on which such selection, conversion or renewal is to occur. If such notice has been duly given, and if the Bank in its sole discretion approves the proposed selection, conversion or renewal, after the date specified in such notice interest shall be calculated upon the unpaid principal amount of the Note taking into account such selection, conversion or renewal.

        7. PRIME RATE FALLBACK. If any Rate Period expires, any part of the Rate Segment corresponding to such Rate Period which has not been converted or renewed in accordance with Section 6 hereof automatically shall be converted to the Prime Rate Option. If the Borrower fails to select, or if the Bank fails to approve, an interest rate Option to apply to any new borrowing evidenced by the Note, such new borrowing shall be deemed to be at the Prime Rate Option.

        8. PREPAYMENTS. The Borrower shall have the right at its option from time to time to prepay the Prime Rate Portion in whole or in part. The Borrower shall have no right to prepay any part of the As-Offered Rate Portion, CD Rate Portion or the Euro-Rate Portion at any time without the prior written consent of Bank except that the Borrower may prepay any part of any Rate Segment at the expiration of the Rate Period corresponding to such Rate Segment.

        9. INDEMNITY. The Borrower shall indemnify the Bank against any loss or expense (including loss of margin) which the Bank has sustained or incurred as a consequence of:

                (i) payment, prepayment or conversion of any part of any Rate Segment of the As-Offered Rate Portion, the Euro-Rate Portion or the CD Rate Portion on a day other than the last day of the corresponding Rate Period (whether or not any such payment is pursuant to demand by the Bank under this Note and whether or not any such payment, prepayment or conversion is consented to by the Bank, unless the Bank shall have expressly waived such indemnity in writing);

                (ii) attempt by the Borrower to revoke in whole or part any irrevocable notice given pursuant to Section 6 of this Note; or

                (iii) breach of or default by any Debtor in the performance or observance of any covenant or condition contained in this Note or any separate security, guarantee or suretyship agreement between Bank and any Debtor.

If the Bank sustains any such loss or expense it shall from time to time notify the Borrower of the amount determined in good faith by the Bank (which determination shall be conclusive) to be necessary to indemnify the Bank for such loss or expense. Such amount shall be due and payable by the Borrower on demand.

        10. COMPENSATION FOR TAXES, RESERVES AND EXPENSES ON OUTSTANDING LOANS. If any Law or guideline or interpretation or application thereof by any Of-ficial Body charged with the interpretation or administration thereof or compliance with any request or directive of any central bank or other Official Body (whether or not having the force of law):

                (i) subjects the Bank or any Notional Euro-Rate Funding Office to any tax, or changes the basis of taxation with respect to the Agreement, the Notes, the Loans or payments by the Company of principal, interest or other amounts due from the Company hereunder or under the Notes (except for taxes on the overall net income of the Bank or such Notional Euro-Rate Funding Office imposed by the jurisdiction in which the Bank's principal executive office or Notional Euro-Rate Funding Office is located:

        (ii) imposes, modifies or deems applicable any reserve, special deposit or similar requirement against assets held by, credit extended by, deposits with or for the account of, or other acquisition of funds by, the Bank of any Notional Euro-Rate Funding Office (other than requirements expressly included herein in the determination of the CD Rate or Euro-Rate, as the case may be, hereunder); or

                (iii) imposes upon the Bank or any Notional Euro-Rate Funding Office any other condition or expense with respect to the Agreement, Notes, or its making, maintenance or funding of any part of the Loans, including, without limitation, any capital adequacy or similar requirements;

and the result of any of the foregoing is to increase the cost to, reduce the income receivable by, or impose any expense upon the Bank or any Notional Euro-Rate Funding Office with respect to the Agreement, the Notes or the making, maintenance or funding of any part of the Loans by an amount which the Bank deems to be material (the Bank being deemed for this purpose to have made, maintained or funded each Rate Segment of the CD Rate Portion, the As-Offered Rate Portion and the Euro-Rate Portion from a Corresponding Source of Funds), the Bank shall from time to time notify the Company of the amount determined in good faith (using any averaging and atribution methods employed in good faith) by the Bank (which determination shall be conclusive) to be necessary to compensate the Bank or such Notional Euro-Rate Funding Office for such increase in cost, reduction in income or additional expense. Such amount shall be due and payable by the Company to the Bank ten (10) Business Days after such notice is given.

        11. RECORDS. The unpaid principal amount of this Note, the unpaid interest accrued hereon, the interest rate or rates applicable to such unpaid principal amount, and the duration of such applicability shall at all times be ascertained from the records of Bank, which shall be conclusive absent manifest error.

        12. NOTICES. All notices under this Note shall be in writing or by telephone promptly confirmed in writing, and all such writings shall be sent by first-class express or certified mail or by hand delivery, in all cases with charges prepaid. All notices shall be sent to the applicable party at the address stated below or in accordance with the last unrevoked written direction from such party to the other parties hereto. All notices by the Borrower shall be effective when received by the Bank and all notices by the Bank shall be effective when telephoned, deposited in the mail or received, whichever is first. Written notices or confirmations by the Borrower shall not be deemed records of the Bank within the meaning of Section 11 of this Note regardless of whether received by the Bank. The Bank may conclusively rely without inquiry on any notice or confirmation purporting to be from or authorized by the Borrower.

        13. DEFINIATIONS. As used in this supplement:

        "As-Offered Rate" shall mean a rate per annum offered by Bank in its sole discretion, such interest rate to remain fixed for the duration of such Rate Period.

        "Assessment Rate" for any day shall mean the rate per annum (rounded upward to the nearest 1/100 of 1%) determined in good faith by Bank (which determination shall be conclusive) as representing for such day the maximum effective rate per annum payable by Bank to the Federal Deposit Insurance Corporation (or any successor) for such day for insurance on dollar time deposits of any maturity, exclusive of any credit allowed against such annual assessment on account of assessment payments made or to be made by Bank. Each CD Rate shall be adjusted automatically as of the effective date of any change in the Assessment Rate.

        "Business Day" shall mean any day on which Bank is open for business at the location where the Note is payable.

        "Corresponding Source of Funds" shall mean: (i) in the case of any Funding Segment of a CD Rate Portion, the proceeds of hypothetical issuances by the Bank of one or more of its certificates of deposit at the beginning of the CD Rate Funding Period corresponding to such Funding Segment, having maturities approximately equal to such CD Rate Funding period and in an aggregate amount approximately equal to such Funding Segment; and (ii) in the case of any Funding Segment of a Euro-Rate Portion, the proceeds of hypothetical receipts by a Notional Euro-Rate Funding Office or by the Bank through a Notional Euro-Rate Funding Office of one or more Dollar deposits in the interbank eurodollar market at the beginning of the Euro-Rate Funding Period corresponding to such Funding Segment, having maturities approximately equal to such Euro-Rate Funding Period and in an aggregate amount approximately equal to such Funding Segment.

        "CD Rate Reserve Percentage" for any day shall mean the percentage (rounded upward to the nearest 1/100 of 1%), as determined in good faith by Bank (which determination shall be conclusive) as representing for such day the maximum effective reserve requirement (including without limitation supplemental, marginal and emergency requirements) for Bank in respect of nonpersonal time deposits of any maturity in dollars in the United States. Each CD Rate shall be adjusted automatically as of the effective date of any change in the CD Rate Reserve Percentage.

        "CD Rate" for any day for any proposed or existing Rate Segment corresponding to a Rate Period shall mean the rate per annum determined by Bank by adding

                (A) the rate per annum obtained by dividing (the resulting quotient to be rounded upward to the nearest l/l00 of 1%) (1) the rate of interest (which shall be the same for each day in such Rate Period) estimated in good faith by Bank in accordance with its usual procedures (which determination shall be conclusive) to be the average of the secondary market bid rates at or about 11 :00 a.m., Eastern time, on the first day of such Rate Period by dealers of recognized standing for negotiable certificates of deposit of major money center banks for delivery on such day in amounts comparable to such Rate Segment (or, if there are no such comparable amounts actively traded, the smallest amounts actively traded) and having maturities comparable to such Rate Period by (2) a number equal to 1.00 minus the CD Rate Reserve Percentage for such day and

                (B) the Assessment Rate for such day.

                The "CD Rate" may also be expressed by the following formula:
                                [average of secondary market bid ]
                                [rates estimated by the Bank per ]
                      CD Rate = [subsection (A)(1)               ] + Assessment
                                 --------------------------------    Rate
                                [1.00 - CD Rate Reserve Percentage]

        "Euro-Rate Reserve Percentage" for any day shall mean the percentage (rounded upward to the nearest 1/100 of 1%), as determined in good faith by the Bank (which determination shall be conclusive) as representing for such day the maximum effective reserve requirement (including without limitation supplemental, marginal and emergency requirements) for member banks of the Federal Reserve System with respect to eurocurrency funding (currently referred to as "Eurocurrency liabilities") of any maturity. Each Euro-Rate shall be adjusted automatically as of the effective date of each change in the Euro-Rate Reserve Percentage.

        "Euro-Rate" for any day for any proposed or existing Rate Segment corresponding to a Rate Period shall mean the rate per annum determined by the Bank to be the rate per annum obtained by dividing (the resulting quotient to be rounded upward to the nearest 1/100 of 1%) (A) the rate of interest (which shall be the same for each day in such Rate Period) determined in good faith by the Bank in accordance with its usual procedures (which determination shall be conclusive) to be the average of the rates per annum for deposits in United States dollars offered to major money center banks in the London interbank market at approximately 11 :00 a.m., London time, two London Business Days prior to the first day of such Rate Period for delivery on the first day of such Rate Period in amounts comparable to such Rate Segment (or, if there are no such comparable amounts actively traded, the smallest amounts actively traded) and having maturities comparable to such Rate Period by (B) a number equal to 1.00 minus the Euro-Rate Reserve Percentage for such day.

        The "Euro-Rate" may also be expressed by the following formula:
                        [average of rates offered to major ]
                        [money center banks in the London ]
                        [interbank market determined by the]
             Euro-Rate =[Bank per subsection (A)            ]
                         -----------------------------------
                        [1.00 - Euro-Rate Reserve Percentage]

        "Law" shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Official Body.

        "London Business Day" shall mean a day for dealings in deposits in United States dollars by and among banks in the London interbank market.

        "Notional Euro-Rate Funding Office" shall mean any branch, subsidiary or affiliate of the Bank which the Bank, in its sole discretion, deems from time to time to have made, maintained or funded any part of the Euro-Rate Portion of the Loans at any time.

        "Official Body" shall mean the United States of America or any foreign government or state, any state and any political subdivision thereof, and any agency, department, court, commission, board, bureau or instrumentality of any of them.

        "Portion": "Prime Rate Portion" shall mean at any time the part, including the whole, of the unpaid principal amount of the Note bearing interest at such time under the Prime Rate Option or in accordance with the first sentence of Section 5 hereof. "Euro-Rate Portion", "As-Offered Rate Portion" or "CD Rate Portion" shall mean at any time the part, including the whole, of the unpaid principal amount of the Note bearing interest at such time under the applicable option or at a rate determined by reference to the applicable option pursuant to Section 5 (c) hereof. (By definition, the sum of the Prime Rate Portion, the As-Offered Rate Portion, the Euro-Rate Portion and the CD Rate Portion at any time equals the unpaid principal amount of the Note at such time.)

        "Prime Rate" shall mean the interest rate per annum announced from time to time by Bank as its Prime Rate, such interest rate to change automatically from time to time as of the effective date of each announced change in such Prime Rate. The Prime Rate may be greater or less than other interest rates charged by Bank to other borrowers and is not solely based or dependent upon the interest rate which Bank may charge any particular borrower or class of borrowers.

        "Rate Segment" of the As-Offered Rate Portion, the Euro-Rate Portion or the CD Rate Portion at any time shall mean the entire principal amount of such Portion to which at such time there is applicable a particular Rate Period beginning on a particular day and ending on another particular day. (By definition, the As-Offered Rate Portion, the Euro- Rate Portion or the CD Rate Portion is at all times composed of an integral number of discrete Rate Segments, each corresponding to a particular Rate Period, and the sum of the principal arnounts of all Rate Segments of the As-Offered Rate Portion, the Euro-Rate Portion or the CD Rate Portion at any time equals the principal amount of such Portions at such time.)

WITNESS the due execution hereof.

Attest:                                 TUSCARORA INCORPORATED

By: ________________________________    By: _______________________________

                                        Title: ____________________________
(Corporate Seal)
                                        Address for Notices to Borrower:

                                        Tuscarora Incorporated
                                        800 Fifth Avenue
                                        P.O. Box 448
                                        New Brighton, PA 15066

                                        Address for Notices to Bank:

                                        Mellon Bank, N.A.
                                        Two Mellon Bank Center
                                        Room 152-0270
                                        Pittsburgh, PA 15259-0001
                                        ATTN: Middle Market Banking Dept.